UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2007

MARSHALL & ILSLEY CORPORATION

Exact Name of Registrant as Specified in Its Charter

Wisconsin	1-15403	39-0968604
State or other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

770 North Water Street Milwaukee, Wisconsin	53202
Address of Principal Executive Offices	Zip Code

Registrant’s telephone number, including area code: (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events

On April 3, 2007, Marshall & Ilsley Corporation (“MI Corp.”) issued a news release announcing that it had entered into a definitive agreement with a fund managed by Warburg Pincus LLC (“WP”) pursuant to which MI Corp. will separate its banking business and its Metavante banking and payments technologies business into two separate, publicly-traded companies, New M&I Corporation and Metavante Holding Company, respectively. Under the agreement, WP will purchase shares representing approximately 25% of the outstanding equity of Metavante Holding Company for $625 million. Upon completion of the transactions, MI Corp. shareholders who hold shares on the record date (the record date will be determined shortly before the completion of the transactions) will own (i) 100% of New M&I Corporation and (ii) approximately 75% of Metavante Holding Company. A copy of the press release is included herein as Exhibit 99 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with this proposed transactions, a registration statement of Metevante Holding Company, which will contain a proxy statement/prospectus, and a registration statement of New M&I Corporation will be filed with the Securities and Exchange Commission (“SEC”). Investors are urged to carefully read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors will be able to get the proxy statement/prospectus and all relevant documents filed by MI Corp., Metavante Holding Company and New M&I Corporation with the SEC free of charge at the SEC’s website www.sec.gov or, with respect to documents filed by MI Corp., from Marshall & Ilsley Corporation Investor Relations at (800) 642-2657.

PARTICIPANTS IN THE SOLICITATION

The directors, executive officers and other members of management and employees of MI Corp. may be deemed to be participants in the solicitation of proxies from its shareholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of MI Corp.’s shareholders under the rules of the SEC is set forth in public filings filed by MI Corp. with the SEC and will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information concerning MI Corp.’s participants in the solicitation is contained in MI Corp.’s Proxy Statement on Schedule 14A, filed with the SEC on March 13, 2007.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included herein.

Exhibit No.	Description
99.1	Press release dated as of April 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL & ILSLEY CORPORATION

	By:	/s/ Randall J. Erickson
	Name:	Randall J. Erickson
	Title:	Senior Vice President, General Counsel and Secretary
Date: April 3, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated as of April 3, 2007